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                       AIM VARIABLE INSURANCE FUNDS, INC.

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                       Supplemented dated October 1, 1999
                     to the Prospectus dated May 3, 1999 as
                       Supplemented September 14, 1999


The fifth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives."

The following paragraph is inserted after the third paragraph under the "PRINCIPAL RISKS OF INVESTING IN THE FUND" section on page 1 of the prospectus:

         "The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns."